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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Environmental Safeguards, Inc.


     We consent to the use of our Report dated March 18, 1997, relating to the consolidated financial statements of Environmental Safeguards, Inc. as of December 31, 1996 incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-3 Amendment No. 1.


                                            /s/  HAM, LANGSTON & BREZINA, L.L.P.


June 17, 1998

Houston, Texas